UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Consent Solicitation Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PATHFINDER BANCORP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2010

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. The Annual Meeting will be held at the Econolodge, 70 E. First Street, Oswego, New York at 10:00 a.m., Eastern Time, on April 28, 2010.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of three directors, the approval of the 2010 Stock Option Plan, an advisory (non-binding) vote on executive compensation and the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2010.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of the nominated directors, the approval of the 2010 Stock Option Plan, an advisory (non-binding) vote on executive compensation and the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer

Pathfinder Bancorp, Inc.

214 West First Street

Oswego, New York 13126

(315) 343-0057

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On April 28, 2010

Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc., will be held at the Econolodge, 70 E. First Street, Oswego, New York on April 28, 2010 at 10:00 a.m., Eastern Time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1)	The election of three directors
2)	The approval of the 2010 Stock Option Plan
3)	An advisory (non binding) vote on executive compensation
4)	The ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2010; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 17, 2010 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE ON WWW.PATHFINDERBANK.COM/ANNUALREPORT.  IF YOU NEED DIRECTIONS TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, PLEASE CALL US AT 315-207-8036.

By Order of the Board of Directors

/s/ Edward A. Mervine
Edward A. Mervine
Secretary
March 29, 2010

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Pathfinder Bancorp, Inc.

214 West First Street

Oswego, New York 13126

(315) 343-0057

ANNUAL MEETING OF SHAREHOLDERS
April 28, 2010

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pathfinder Bancorp, Inc. (or the “Company”) to be used at our annual meeting of shareholders, which will be held at the Econolodge, 70 E. First Street, Oswego, New York on April 28, 2010, at 10:00 a.m., Eastern Time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of shareholders and this proxy statement are first being mailed to shareholders on or about March 29, 2010.

REVOCATION OF PROXIES

Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “for” the proposals set forth in this proxy statement. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the Board of Directors in attendance at the annual meeting.  We know of no additional matters that will be presented for consideration at the annual meeting.  If a shareholder who wishes to bring a matter for shareholder consideration (other than a shareholder proposal) fails to notify us in writing five days before the annual meeting, the matter will not be placed on the annual meeting agenda.  We are not aware of any proposals for this year’s annual meeting.

Proxies may be revoked by sending written notice of revocation to our Secretary, at the address shown above, by delivering to us a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. The presence at the annual meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Secretary prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our common stock, par value $0.01 per share, as of the close of business on March 17, 2010, (the “Record Date”), are entitled to one vote for each share they own. As of the Record Date, we had 2,484,832 shares of common stock outstanding, of which 1,583,239 shares were held by our mutual holding company Pathfinder Bancorp, M.H.C., and 901,593 of which were held by shareholders other than Pathfinder Bancorp, M.H.C.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. If a shareholder holds shares in street name (i.e., the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account, such shares will be considered “Broker non-votes.” Broker non-votes and proxies marked abstain will be counted for purposes of determining that a quorum is present.

As to the election of directors, shareholders may cast their votes “For,” “Withheld” or “For All Except” (designating the directors for whom a vote is being withheld). As to the other proposals described herein, shareholders may cast their votes “For,” “Against” or “Abstain”. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

    The affirmative vote of (x) a majority of the shares issued and outstanding and entitled to vote, and (y) a majority of the votes cast at the annual meeting by stockholders other than by our majority stockholder, Pathfinder Bancorp, MHC is required for the approval of the 2010 Stock Option Plan.  For purposes of the vote required in clause (x) above, shares as to which the “ABSTAIN” box has been selected will be treated as votes cast and will have the same effect as a vote against ratification.  For purposes of the vote required in clause (y) above, shares as to which the “ABSTAIN” box has been selected are not considered votes cast for or against approval.  Broker non-votes are not considered represented at the annual meeting and are not considered votes cast for or against approval of the 2010 Stock Option Plan.

In order to approve the advisory (non-binding) vote on executive compensation, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes or proxies as to which shareholders abstain, either in person or by proxy in favor of such proposal.

The affirmative vote of holders of a majority of the total votes cast at the annual meeting in person or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for ratification of ParenteBeard LLC as our independent registered public accounting firm (the “Auditors”).

Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by directors individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock.  None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

	Amount of Shares Owned
	and Nature of		Percentage of Shares of
Name and Address of Beneficial Owners (1)	Beneficial Ownership (2)		Common Stock Outstanding
Directors and Executive Officers
Janette Resnick	3,430	(4)	0.14%
Thomas W. Schneider	7,565	(5)	0.30%
Chris R. Burritt	4,800	(6)	0.19%
George P. Joyce	6,164		0.25%
Bruce E. Manwaring	12,815		0.52%
L. William Nelson, Jr.	26,950	(7)	1.08%
Corte J. Spencer	14,500		0.58%
Steven W. Thomas	19,234		0.77%
Lloyd "Buddy" Stemple	7,939		0.32%
James A. Dowd	7,868		0.32%
Melissa A. Miller	3,518		0.14%
Edward A. Mervine	3,719		0.15%
Ronald Tascarella	9,000		0.36%

All Directors and Executive Officers as	127,502		5.13%
a Group (13 persons) (3)

Principal Shareholders:
Pathfinder Bancorp, M.H.C. (3)	1,583,239		63.72%
214 West First Street
Oswego, New York 13126

Pathfinder Bancorp, M.H.C. and all	1,710,741		68.85%
Directors and Executive Officers

1)	The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
2)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.  This table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.

3)	All of our directors are also directors of Pathfinder Bancorp, M.H.C. All of our executive officers are also executive officers of the Pathfinder Bancorp, M.H.C.
4)	Ms. Resnick has sole voting power over 2,600 shares and shared voting and investment power over 830 shares.
5)	Mr. Schneider has sole voting and investment power over 7,265 shares and shared voting and investment power over 300 shares.
6)	Mr. Burritt has sole voting and investment power over 4,650 shares and shared voting and investment power over 150 shares.
7)	Mr. Nelson has sole voting and investment power over 8,470 shares and shared voting and investment power over 18,480 shares.

SMALLER REPORTING COMPANY

    The Company has elected to prepare this Proxy and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the Securities and Exchange Commission effective February 4, 2008.

CONDUCT OF MEETING

    In accordance with our bylaws, and by action of the Board of Directors, the Chair of the Board will preside over the annual meeting.  The Chair of the Board has broad authority to ensure the orderly conduct of the meeting.  This includes discretion to recognize shareholders who wish to speak, and the right to determine the extent of discussion on each item of business.  Rules governing the conduct of the meeting have been established and will be available at the meeting along with the agenda of the matters to be considered at the annual meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

    Our Board of Directors is composed of nine members. Our bylaws provide for three classes as nearly equal in number as possible of directors, one class to be elected annually.  Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify.  The Board of Directors’ Nominating/Governance Committee has nominated Steven W. Thomas, Corte J. Spencer and Janette Resnick, each for a three-year term.

        The table below sets forth certain information regarding the composition of the Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  The Board of Directors unanimously recommends a vote “FOR” each nominated Director.

Name (1)	Age (2)	Position Held	Director Since (3)	Current Term to Expire

Nominees
Janette Resnick	67	Chair of the Board	1996	2010
Corte J. Spencer	67	Director	1984	2010
Steven W. Thomas	48	Director	2000	2010

Directors Continuing in Office
Chris R. Burritt	56	Director	1986	2011
George P. Joyce	59	Director	2000	2011
Bruce E. Manwaring	68	Director	1984	2012
L. William Nelson, Jr.	66	Director	1986	2012
Thomas W. Schneider	48	President, Chief Executive Officer	2001	2011
Lloyd "Buddy" Stemple	49	Director	2005	2012

(1)
The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.  Each of the persons listed is also a Director of Pathfinder Bancorp, M.H.C., which owns the majority of our issued and outstanding shares of common stock.

(2)	As of March 31, 2010.
(3)	Dates prior to 1995 reflect initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank.

The principal occupation during the past five years of each director and Executive Officer is set forth below. All Directors and Executive Officers have held their present positions for five years unless otherwise stated.

JANETTE RESNICK is the Chair of the Board.  She has been retired since 2004. Prior to her retirement, she was the Executive Director of Oswego County Opportunities (“OCO”), a private, not for profit human services agency with offices located in Oswego and Fulton, New York.  Ms. Resnick has a Master's Degree from the University of Pittsburgh.  She has over thirty (30) years experience in the human service area and has a keen understanding of the needs of the Company’s retail customers.  She also has significant personnel and administrative experience, having managed OCO’s annual operating budget of twenty five million dollars.   The Nominating/Governance Committee and the Board believe that Ms. Resnick’s significant qualifications and contributions support her continued service, and recommend that she be re-elected by the Shareholders.

CHRIS R. BURRITT is the president and general manager of R.M. Burritt Motors, Inc./Chris Cross, Inc., an automobile dealership located in Oswego, New York.  In addition to his long term ownership and management of this well known local business, Mr. Burritt is active in community affairs.  He presently serves as Vice-President of the Board of Directors of Oswego Hospital and also as Chair of its Finance/Operations Committee.  Mr. Burritt’s business background and his service to the community led to his appointment to the Board.

BRUCE E. MANWARING  has earned a Bachelor of Science Degree in Accounting and has successfully passed the Uniform Public Accounting examination.  He retired effective March 1, 2007, as the Chamberlain (Treasurer) for the City of Oswego. Prior to his appointment as Chamberlain, Mr. Manwaring was the owner of Oswego Printing Co. located in Oswego, New York.  .  Mr. Manwaring’s accounting background and considerable experience in preparing and analyzing financial statements led to his appointment as Chair of our Audit Committee.

L. WILLIAM NELSON, Jr. has owned and operated Nelson Funeral Home located in Oswego, New York for thirty five (35) years.  He also owns and manages residential rental property.  As such, Mr. Nelson understands the needs of the bank’s significant small business customer base.   He has also been very active with local charitable organizations. Mr. Nelson’s business background and his service to the community led to his appointment to the Board.

STEVEN W. THOMAS is a licensed real estate broker and a developer. Mr. Thomas is involved in numerous commercial development projects in Oswego County.  Mr. Thomas is also a member of Surelock Industries, LLC, a local wood floor manufacturer.  He has had extensive experience owning and managing small businesses, including five Dunkin Donut franchises and two hotels. ..   The Nominating/Governance Committee and the Board believe that Mr. Thomas’s significant qualifications and contributions support his continued service, and recommend that he be re-elected by the Shareholders.

GEORGE P. JOYCE  is the owner and operator of Laser Transit, Ltd., Lacona, New York, a Central New York logistics services provider. Mr. Joyce has earned a Bachelor Degree in Economics from SUNY Oswego.  He has been a Controller for a transportation and warehousing firm, as well as a manager in an IT consulting firm.  He is also presently President of Intelliflex, LLC a 3rd party logistics firm performing freight forwarding and outsourced logistics services for its customers.  He has served as President and Chair of the Board of Trustees for Oswego Hospital, Chair of the Board of Operation Oswego County, Vice President of Seneca Hill Manor, Director of the Oswego College Foundation and numerous other community organizations.  Mr. Joyce’s business experience and dedicated service to the community led to his appointment to serve as a member of the Board.

CORTE J. SPENCER retired effective January 1, 2007 as the Chief Executive Officer and Administrator of Oswego Hospital and the managing director of Oswego Health, Inc. located in Oswego, New York.  Mr. Spencer has a Masters Degree from the Cornell University School of Public and Business Administration.  He has extensive experience managing a relatively large and complex organization including, among other things, supervising the relationships with internal and external auditors.   The Nominating/Governance Committee and the Board believe that Mr. Spencer’s significant qualifications and contributions require his continued support, and recommend that he be re-elected by the Shareholders.

LLOYD “BUDDY” STEMPLE,  until he recently retired, was the Vice-President and General Manager of Novelis Specialty Products, Novelis Inc. which has manufacturing locations in Oswego, New York, Kingston, Ontario Canada and sales offices in Cleveland, Ohio and Detroit, Michigan.  Mr. Stemple has an Engineering Degree and an MBA.  His experience as manager of Novelis, a billion dollar publicly traded company provides a unique perspective to our Board of Directors and Audit Committee.

All of the above Directors are members of the Board of Directors of Pathfinder Bancorp, MHC, the owner of a majority of the shares of the Company, as well as the Board of Pathfinder Bank, the Company’s wholly owned subsidiary, and Pathfinder Commercial Bank, Pathfinder REIT and Whispering Oaks, all subsidiaries of Pathfinder Bank.

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE DIRECTORS

THOMAS W. SCHNEIDER is the President and Chief Executive Officer (“CEO”) of Pathfinder Bancorp, Inc. and Pathfinder Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Mr. Schneider is a member of the Board of Directors of Pathfinder Bancorp, MHC, the owner of a majority of the shares of the Company, as well as the Board of Pathfinder Bank, the Company’s wholly owned subsidiary, and Pathfinder Commercial Bank, Pathfinder REIT and Whispering Oaks, all subsidiaries of Pathfinder Bank.

INDEPENDENCE AND DIVERSITY OF DIRECTORS

Our common stock is listed on the Nasdaq Capital Market. The Board of Directors has considered the Nasdaq listing requirements for “independence” of directors, and although we may be exempt as a “controlled” Company pursuant to Nasdaq rules, the Board of Directors has determined that all of its directors with the exception of Mr. Schneider are “independent” pursuant to Nasdaq’s listing requirements. Our independent directors will hold executive sessions no less than twice a year. Shareholders who wish to communicate with the Chair or with the independent directors as a group may do so by writing to our Corporate Secretary at Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126. The Corporate Secretary will forward said communication to the independent directors or Chair as requested by the shareholder.

Pathfinder Bank conducts its business primarily in Oswego and Onondaga counties and the immediately contiguous counties in Upstate New York.  Our Board members are not, therefore, geographically diverse. Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying a director nominee, the Nominating Committee has strived to seek diversity of experience and opinion in its board membership.  Therefore, we have Board members representing both the active and retired, the private sector and the public sector, male and female, large and small employers, manufacturing and service industries.  As Board members retire, the Nominating Committee will continue to strive to broaden our diversity.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

There were no transactions or series of transactions since the beginning of the Company’s last fiscal year or any currently proposed transaction where the Company was or is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to us. This prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act.  Pathfinder Bank has made loans to each of the following Officers and/or Directors or their immediate families: Steven W. Thomas, James Dowd, Bruce Manwaring, Chris Burritt, Melissa Miller, George Joyce, L. William Nelson, Edward A Mervine, Thomas Schneider, Corte Spencer and Lloyd Stemple.  Each of these loans: were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and did not involve more than normal risk of collectability or present other unfavorable features.

All transactions between us and our executive officers, directors, holders of 10% or more of the shares of the Company’s common stock and affiliates thereof, must be approved by a majority of our independent outside directors of ours not having any interest in the transaction, pursuant to our Code of Ethics.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

JAMES A. DOWD, CPA, age 42, has been employed by Pathfinder Bank since 1994 and is Senior Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Mr. Dowd is responsible for the accounting and finance departments.

MELISSA A. MILLER, age 52, has been employed by Pathfinder Bank since 1976 and is Senior Vice President and Chief Operating Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Ms. Miller is responsible for deposit operations, branch administration and information services.

EDWARD A. MERVINE, ESQ., age 53, is Senior Vice President, General Counsel and Corporate Secretary for Pathfinder Bancorp, Inc. and Pathfinder Bank. Prior to joining us in 2002, Mr. Mervine was a partner in the law firm of Bond Schoeneck & King, LLC.  Mr. Mervine is responsible for human resources, loss mitigation, security and legal and regulatory compliance.

RONALD TASCARELLA, age 51, is Senior Vice President and Chief Credit Officer.  Mr. Tascarella joined the Company in 2006.  Prior to joining, he was Senior Vice President of Oswego County National Bank, one of the Company’s primary competitors.  Mr. Tascarella is responsible for Pathfinder Bank’s lending operations.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. All of our officers and directors filed these reports in a timely fashion.

LEADERSHIP STRUCTURE AND RISK OVERSIGHT ROLE OF BOARD OF DIRECTORS

Our Board has a separate Chief Executive Officer and Chair of the Board and has functioned with that separation since the year 2000.  Ms. Resnick, our Chair, is an independent Director as defined by Nasdaq’s listing requirements. The Company has spent significant time evaluating its leadership structure and has determined, under the present circumstances, that separating the Chair and CEO positions is appropriate.  We believe this separation allows our CEO the time to concentrate on executing policy and strategy and the Board to concentrate on developing same.

       As is more fully described in Item 1A of our 10K, incorporated herein by reference, the primary risks facing the Bank, as the operating subsidiary of Pathfinder Bancorp, Inc., are interest rate risk, liquidity risk, investment risk, credit risk, risks associated with inadequate allowance for loan losses, competitive risks and regulatory risks.  While the full Board is actively engaged in monitoring all said risks, we have further assigned specific responsibilities to Board Committees for detailed review.  The Asset/Liability Committee, with the assistance of professional consultants, constantly monitors interest rate risk, investment risk and liquidity risk.    The Executive/Loan Committee monitors the credit risks and risks associated with allowance for loan losses.  The Audit/Compliance Committee monitors regulatory risks.  Finally, the Planning Committee monitors competitive risks. Every member of our Board engages in continuing education in an effort to stay abreast of risk management development issues so that they can effectively engage in their oversight role.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2009, the Board of Directors held twelve regular and two special meetings. During the year ended December 31, 2009, no director attended fewer than 75% percent of the total meetings of the Board of Directors and committees on which such director served.

Compensation Committee

The Compensation Committee meets periodically to review the performance of officers and employees and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ended December 31, 2009, the members of the Compensation Committee were Directors Manwaring, Resnick, Spencer, Burritt and Nelson. All of these directors are “independent” pursuant to Nasdaq listing requirements. The Compensation Committee met four times during the year ended December 31, 2009.  The Compensation Committee has a charter which is available at our website at www.pathfinderbank.com.

The Committee annually reviews the performance of the CEO and other executive officers and recommends to the Board of Directors changes to base compensation, as well as the amount of any bonus to be awarded.  In determining  whether  the  base  salary  of  an  officer should be increased, the Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid  to  executives  of  peer  group institutions performing similar  duties  in  the  Bank’s  market  area.

While the Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the CEO and  Senior Vice  Presidents,  and  while  they weigh a variety of different factors in their deliberations, they have emphasized, and will continue to emphasize, earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on equity as factors in setting the compensation of the CEO and  Senior Vice Presidents.  Non-quantitative  factors considered by the Committee and the Board of Directors in 2009, included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees and execution of the Bank’s Strategic Plan. Finally, the Committee and the Board of Directors considered the standing of the Company with customers and the community, as evidenced by customer and community complaints, compliments and a customer survey completed in 2009.  While  the  Committee  and the Board of Directors considered  each  of  the  quantitative  and  non-quantitative factors described above,  such  factors  were  not  assigned  a  specific weight in evaluating the performance  of  the  CEO  and  Senior Vice  Presidents.

The CEO recommends to the Compensation Committee, compensation arrangements for the Senior Vice Presidents.  He does not recommend compensation arrangements for himself or Board members.

Neither the Compensation Committee, nor management, retained the services of compensation consultants in 2009.  During 2008, however, the Compensation Committee retained the services of Amalfi Consulting, LLC to assist the Committee in carrying out its obligations.   For more information regarding the scope of services of that assignment, see the 2009 Notice of Annual Meeting and Proxy.

Salary increases for the Bank’s Named Executive Officers, including Mr. Schneider, for 2008 and 2009 are reflected in the Summary Compensation Table.  The following table shows the compensation of Thomas W. Schneider, our principal executive officer, and the two most highly compensated other executive officers (“Named Executive Officers”) that received total compensation of $100,000 or more during the past fiscal year for services to Pathfinder Bancorp, Inc. or any of its subsidiaries during the years ended December 31, 2009 and 2008, respectively.

Summary Compensation Table
				Non-Qualified
				Deferred
				compensation	All other
Name and		Salary	Bonus	earnings	compensation	Total
Principal Position	Year	($)	($) (1)	($) (2)	($) (3)	($)

Thomas W. Schneider,	2009	230,000	-	25,214	23,722	278,936
President and Chief	2008	220,000	17,900	25,592	29,030	292,522
Executive Officer

Edward A. Mervine,	2009	142,000	-	-	7,075	149,075
Senior Vice President,	2008	137,000	8,700	-	7,213	152,913
General Counsel AND
Secretary

Ronald Tascarella	2009	115,000	-	-	5,876	120,876
Senior Vice President	2008	111,000	9,800	-	5,847	126,647
and Chief Credit Officer

(1)
Current year performance-based bonus awards have not been determined, but are expected to be determined prior to the annual meeting. When they are determined, a Form 8-K will be filed. Prior year amounts represent annual bonus awarded based on individual performance, paid in the first quarter of 2009.

(2)
The following table represents the non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred to the Second Executive Supplemental Retirement Income Agreement and the Executive Deferred Compensation Plan for each Named Executive/Officer.

		Deferred	Supplemental
		Compensation	Executive Retirement
Named Executive	Year	Earnings	Earnings	Total
		($)	($)	($)

Thomas W. Schneider	2009	728	24,486	25,214
	2008	1,438	24,154	25,592
Edward A. Mervine	2009	-	-	-
	2008	-	-	-
Ronald Tascarella	2009	-	-	-
	2008	-	-	-

(3)	All other compensation represents the following for each Named Executive Officer.

		Employee Savings Plan	Automobile Expense	Country Club	Life Insurance
Named Executive	Year	Company Contribution	Reimbursement	Dues	Premium	Total
		($)	($)	($)	($)	($)

Thomas W. Schneider	2009	6,902	13,888	2,608	324	23,722
	2008	6,837	19,288	2,560	345	29,030
Edward A. Mervine	2009	6,779	-	-	296	7,075
	2008	6,912	-	-	301	7,213
Ronald Tascarella	2009	5,636	-	-	240	5,876
	2008	5,604	-	-	243	5,847

Employment Agreements.  The Company and its operating subsidiary, Pathfinder Bank (or “the Bank”) entered into employment agreements with Thomas W. Schneider and Edward A Mervine.  The agreements have an initial term of three years.  Unless notice of non-renewal is provided, the agreements renew annually.  The agreements provide for the payment of a base salary, which will be reviewed at least annually, and which may be increased.  Under the agreements, the 2009 base salaries for Messrs. Schneider and Mervine were $230,000 and $142,000, respectively.  In addition to the base salary, each agreement provides for, among other things, participation in employee and welfare benefit plans and incentive compensation and bonus plans applicable to senior executive employees, and reimbursement of business expenses.

The executives are entitled to severance payments and benefits in the event of termination of employment under specified circumstances.  In the event their employment is terminated for reasons other than for cause, disability or retirement, or in the event they resign during the term of the agreement following:

(1)	the failure to elect or reelect or to appoint or reappoint the executive to his executive position;

(2)	a material change in the executives’ functions, duties, or responsibilities, which change would cause the executives’ position to become one of lesser responsibility, importance or scope;

(3)
the liquidation or dissolution of Pathfinder Bancorp, Inc. or Pathfinder Bank, other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the executives;

(4)	a relocation of the executives’ principal place of employment by more than 30 miles from its location as of the date of the agreements;

(5)	a material breach of the agreements by Pathfinder Bancorp, Inc. or Pathfinder Bank; or

(6)	solely with respect to Mr. Schneider, a failure to be nominated, elected or re-elected to the Board,

the executives will be entitled to a severance payment equal to three times the sum of the their base salary and the highest rate of bonus awarded to them during the prior three years, payable as a single cash lump sum distribution within 30 days following their date of termination.  In addition, Pathfinder Bancorp, Inc. or Pathfinder Bank will continue to provide the executives with continued life insurance and non-taxable medical and dental coverage for 36 months.

If the executives voluntarily resign (without the occurrence of the specified circumstances listed above) from their employment with Pathfinder Bancorp, Inc. and Pathfinder Bank, the Board will have the discretion to provide severance pay to the executives, provided, however, that such amount does not exceed three times the average of the executives’ three preceding years’ base salary, including bonuses, any other cash compensation paid to the executives during such years, and the amount of contributions made on behalf of the executives to any employee benefit plans maintained by Pathfinder Bancorp, Inc. or Pathfinder Bank during such years.

Upon the occurrence of  a change in control of Pathfinder Bancorp, Inc. or Pathfinder Bank followed by the executives’ termination of employment for any reason, other than for cause, they will be entitled to receive a single cash lump distribution equal to 2.99 times their average base salary over the previous five years, including bonuses, any other cash compensation paid to them during such years, and the amount of contributions made on behalf of the executives to any employee benefit plans maintained by Pathfinder Bancorp, Inc. or Pathfinder Bank during such years.  In addition, Pathfinder Bancorp, Inc. or Pathfinder Bank will continue to provide the executives with continued life insurance and non-taxable medical and dental coverage for 36 months.  In the event payments made to the executives include an “excess parachute payment,” as defined in Section 280G of the Internal Revenue Code, the payments will be cutback by the minimum dollar amount necessary to avoid this result.

Should the executives become disabled, they would be entitled to receive their base salary for one year, where the payment of base salary will commence within 30 days from the date the executives are determined to be disabled, and will be payable in equal monthly installments.

Upon the executives’ voluntary resignation from employment (without the occurrence of the specified circumstances listed above) the executives agree not to compete with Pathfinder Bancorp, Inc. or Pathfinder Bank for one year following their resignation.

As a result of Pathfinder Bancorp, Inc.’s participation in the United States Department of the Treasury’s Capital Purchase Program (CPP) of the Troubled Assets Relief Program (TARP), Mr. Schneider and Mr. Mervine are required to forego any severance payments that are triggered under their employment agreements while Pathfinder Bancorp, Inc. is participating in the CPP.  Mr. Schneider and Mr. Mervine signed waivers of their potential severance payments on September 2, 2009 and September 3, 2009, respectively.

Upon the executives’ voluntary resignation from employment, the executives agree not to compete with Pathfinder Bancorp, Inc. or Pathfinder Bank for one year following their resignation.

Change of Control Agreement.   The Company and Pathfinder Bank have entered into a Change of Control Agreement with Ronald Tascarella which provides certain benefits to Mr. Tascarella should he be “dismissed” from employment within a twelve month period following a change of control of the Company or the Bank.  Although “dismissal” does not include a termination for cause or voluntary termination, it does include a voluntary resignation as a result of:

•	a material change in the executive’s functional duties or responsibilities which would cause the executive’s position to become one of lesser responsibility, importance of scope.

•	A relocation of the executive’s principal place of employment by more than 30 miles from its location as of the date of the agreement.

•	A material reduction in the benefits to the executive as of the date of the agreement.

In the event of such dismissal, the executive, or his beneficiary should he die subsequent to the dismissal, is entitled to a lump sum payment equal to his most recent annual base salary plus bonuses and any other cash compensation paid to the executive within the most recent twelve (12) month period.  The executive is also entitled to continued life, medical and dental coverage for a period of twelve months subsequent to the dismissal, and will become fully vested in any stock option plans, deferred compensation plans, or restricted stock plans in which he participates.

As a result of Pathfinder Bancorp, Inc.’s participation in the CPP, Mr. Tascarella is required to forego any change in control payments that are triggered under his change in control agreement while Pathfinder Bancorp, Inc. is participating in the CPP.  Mr. Tascarella executed a waiver of such potential change of control benefits on September 3, 2009, in connection with the Company’s participation in the CPP.

Second Supplemental Retirement Income Agreement.  Pathfinder Bank maintains an individual Second Supplemental Retirement Income Agreement with Mr. Schneider.  Pathfinder Bank satisfies its obligations under the agreement by making annual contributions to a trust established by Mr. Schneider.  Such benefits are immediately taxable benefits to Mr. Schneider.  If Mr. Schneider exercises his withdrawal rights with respect to contributions made to the trust, Pathfinder Bank will continue to accrue “phantom contributions” to an accrued benefit account but will make no further contributions to the trust on Mr. Schneider’s behalf.  The “phantom contributions” are not immediately taxable to Mr. Schneider and are considered deferred compensation under the Internal Revenue Code.

Upon attainment of age 65, Mr. Schneider will be entitled to receive his supplemental retirement income benefit under the agreement, measured as of the date Mr. Schneider attains age 65.   This benefit may be payable in a lump sum or in monthly installments over a 15-year period.  If Mr. Schneider does not exercise his withdrawal rights, he can elect the form of payment of his benefit from his trust at any time.  If Mr. Schneider exercises his withdrawal rights, he was required to elect the form of payment of his accrued benefit account on or before December 31, 2008.   In the event Mr. Schneider dies after attaining age 65 but prior to the commencement or completion of all monthly payments due, Pathfinder Bank will pay Mr. Schneider’s beneficiary the remaining payments that were due to Mr. Schneider.  The actual amount of Mr. Schneider’s supplemental retirement income benefit will be a function of (i) the amount and timing of contributions (or phantom contributions) to the trust (or an accrued benefit account) and (ii) the actual investment experience of the contributions (or the monthly compounding rate of phantom contributions).

If Mr. Schneider does not exercise his withdrawal rights and is involuntarily terminated for any reason, including a termination due to disability, voluntary resignation for “good reason,” but excluding termination for cause, Pathfinder Bank will be required to make an immediate lump sum contribution to Mr. Schneider’s trust in an amount equal to the (i) full contribution required for the plan year in which the involuntary termination occurs, if not yet made, plus (ii) the present value of all remaining contributions that are required to be made by Pathfinder Bank to Mr. Schneider’s trust, provided, however, that, if necessary, an additional amount will be contributed to the trust in an amount equal to the  after-tax benefits Mr. Schneider would have received if no trust had been implemented and the benefit obligation had been accrued under applicable accounting guidance until Mr. Schneider reached age 65.  If Mr. Schneider previously exercised his withdrawal rights, Pathfinder Bank will be required to record a final phantom contribution in his accrued benefit account equal to (i) the full phantom contribution required for the plan year in which such involuntary termination occurs, if not yet made, plus (ii) the present value of all remaining phantom contributions that are required to be accrued by Pathfinder Bank.

As a result of Pathfinder Bancorp, Inc.’s participation in the CPP, Mr. Schneider is not entitled to receive an employer contribution under the plan while Pathfinder Bancorp, Inc. is participating in the CPP.  Furthermore, in the event that any unvested benefits under the plan are triggered as a result of Mr. Schneider’s termination (other than due to death or disability) or a change in control that occurs while Pathfinder Bancorp, Inc. is participating in the CPP, such unvested benefits will be forfeited by Mr. Schneider.

Executive Deferred Compensation Plan.  Pathfinder Bank maintains an Executive Deferred Compensation Plan for a select group of management employees.  A participant in the plan is eligible to defer, on a monthly basis, a percentage of compensation received from Pathfinder Bank, up to $750.  The participant’s deferred compensation will be held by Pathfinder Bank in a grantor trust subject to the claims of Pathfinder Bank’s creditors in the event of Pathfinder Bank’s insolvency.

Upon the earlier of the date on which the participant terminates employment with Pathfinder Bank or attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years.  In the event of a change in control of Pathfinder Bancorp, Inc. or Pathfinder Bank followed by the participant’s termination of employment within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age.  Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years.  If the participant dies after commencement of payment of the deferred compensation benefit, Pathfinder Bank will pay the participant’s beneficiary the remaining payments that were due.  If the participant dies after commencement of payment of the deferred compensation benefits, Pathfinder Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the participant’s date of disability.  Such benefit will commence within 30 days following the date on which the participant is disabled and will be payable in monthly installments for 10 years.  If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

As a result of Pathfinder Bancorp, Inc.’s participation in the CPP, in the event that any unvested benefits under the plan are triggered as a result of a participant’s termination (other than due to death or disability) or a change in control that occurs while Pathfinder Bancorp, Inc. is participating in the CPP, such unvested benefits will be forfeited by the participant, provided that the participant is considered a “senior executive officer” or any of the next five “most highly compensated employees” in accordance with TARP executive compensation restrictions issued under the CPP.  In addition, Mr. Schneider, as the most highly compensated employee of Pathfinder Bancorp, Inc., will be restricted in the amount of earnings received on his deferred compensation under the plan during the period in which Pathfinder Bancorp, Inc. is participating in the CPP.

Benefits

Medical And Life Insurance And Educational Assistance.  The Company provides full-time employees with medical, life and accidental death and dismemberment insurance.  In addition, the Company maintains a “cafeteria plan” for employees, which permits qualifying employees to allocate a portion of their compensation, on a  pre-tax basis, for the payment of medical, dental and dependent care expenses as well as the payment of certain insurance premiums. The Company also offers educational assistance to full-time employees who have worked for the Company for at least one year and who desire to take courses at any accredited school of learning.  The Company also provides long-term disability income insurance for all employees equal to the lesser of $6,000 per month or 60% of the employee’s basic monthly earnings.

Defined Benefit Plan. Pathfinder Bank maintains a tax-qualified noncontributory defined benefit plan (“Retirement Plan”). All salaried employees age 21 or older who have worked for the Bank for at least one year and have been credited with 1,000 or more hours of employment with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank contributes annually to the Retirement Plan an amount necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement  Income Security Act of 1974 (“ERISA”).

At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity.  The retirement benefit provided is equal to 1.5% of a participant’s average monthly compensation for periods after May 1, 2004, and 2.0% of the participant’s average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant’s years of credited service (not to exceed 30 years) to the normal retirement date.  Retirement benefits also are payable upon retirement due to early and late retirement.  Benefits also are paid from the Retirement Plan upon a Participant’s disability or death. A reduced benefit is payable upon early retirement at or after age 60, or the completion of 30 years of service with the Bank.  Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced or early retirement or a deferred retirement benefit commencing on such participant’s normal retirement date.  Benefits are payable in various annuity forms.  On December 31, 2009, the market value of the Retirement Plan trust fund was approximately $6,252,000.  For the plan year ended September 30, 2009, the Company made a contribution of $2,000,000 to the Retirement Plan.

Employee Savings Plan.  The Bank maintains an Employee Savings Plan which is a qualified, tax-exempt profit sharing plan with a cash or deferred feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”).  All employees who have attained age 21 and have completed 90 days of employment during which they worked at least 1,000 hours are eligible to participate.

Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash, in an amount up to 75% of their compensation to the 401(k) Plan, provided that the amount deferred does not exceed $16,500 for 2009.  In addition, for participants who are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called “catch-up contributions”) to the 401(k) Plan.  The “catch-up contributions” may be made regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan.  The maximum “catch-up contribution” that a participant can make in 2009 was $5,500.    For these purposes, “compensation” includes total  compensation  (including  salary  reduction  contributions made under the 401(k)  Plan  or  the flexible benefits plan sponsored by the Bank), but does not  include compensation in excess of $245,000 for 2009. The Company, in its discretion, may  match  participants’  salary  reduction  contributions  based  upon Bank profits  for  the  current  fiscal year. All employee contributions and earnings thereon are fully and immediately vested. All employer matching contributions vest at the rate of 20% per year beginning at the end of a participant’s second year of service with the Bank until a participant is 100% vested after six years of service. Participants also will vest in employer matching contributions when they reach the normal retirement  age of 65 or later, or upon death or disability  regardless  of  years  of  service.

Plan benefits will be paid to each participant in a lump sum. At December 31, 2009, the market value of the 401(k) Plan trust fund was approximately $4,081,000.  For  the  plan  year  ended  December  31,  2009,  the  Bank made a contribution in  the amount of $188,000 to the 401(k) Plan.

Employee Stock Ownership Plan.  Pathfinder Bank maintains an Employee Stock Ownership Plan (“ESOP”).  Employees who are at least 21 years old with at least one year of employment with Pathfinder Bank are eligible to participate. The ESOP had borrowed funds from Pathfinder Bancorp, Inc. and used those funds to purchase shares of common stock for the plan.  Collateral for the loan was the common stock purchased by the ESOP.  The loan was fully repaid in 2005.  The common stock that was purchased with the loan was held in a suspense account and was allocated to participants’ accounts in the ESOP as the loan was repaid. Since the loan to the plan has been fully repaid, all common stock held in the suspense account has been fully allocated. The Company has made an application to its federal regulator, the Office of Thrift Supervision, to utilize shares it holds in treasury to sell or to fund the ESOP so that shares can be allocated to employees once again.  Should the approval be obtained, the Board will then decide whether to sell or fund and any such decision will be communicated to shareholders by a timely Form 8-K filing.

Benefits under the plan will become vested for an employee at the rate of 20% per year, starting upon an employee’s completion of one year of credited service, and will be fully vested upon completion of five years of credited service.  Participants’ interest in their account under the ESOP will also fully vest in the event of termination of service due to their normal retirement, death, disability, or upon a change in control (as defined in the plan).  Vested benefits will be payable generally upon the participants’ termination of employment with Pathfinder Bank, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash.  However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

Stock Option Plan. The Pathfinder Bancorp, Inc. 1997 Stock Option Plan (the “Stock Option Plan”) authorizes the grant of stock options and limited rights to purchase 132,249 shares of Common Stock. The Stock Option Plan authorizes grants of  (i)  options  intended to qualify as “incentive stock options,” (ii) options that  do  not  qualify  as incentive stock options (“non-statutory options”) and (iii)  limited  rights (described below) that are exercisable only upon a change in  control  of Pathfinder Bancorp, Inc. (as defined). Non-employee directors are eligible to receive only non-statutory options.  No options were granted during the past year as the options have been fully allocated.  In addition, we are seeking shareholder approval to accept the 2010 Stock Option Plan, which will authorize the issuance of up to 150,000 shares of common stock pursuant to grants of stock option awards to our employees and outside directors, provided the plan is approved by the Office of Thrift Supervision or the Office of Thrift Supervision provides it non-objection to the plan.

During the year, neither Mr. Schneider nor any of the Named Executive Officers acquired any stock through the exercise of options. As of December 31, 2009, no in-the-money unexercised options were held by Mr. Schneider.

The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted. Shareholders of Pathfinder Bancorp, Inc. must approve any amendment to the Stock Option Plan that would increase  the number of options, decrease an option exercise price, extend the term of the Stock Option Plan or any option, or change the persons or category  of  persons  eligible  to be granted options.  The exercise of options will have a dilutive effect on the ownership interests of existing shareholders. Further, the exercise of options may render more difficult or discourage a merger, tender offer or other takeover attempt even if such transaction or event would be beneficial to shareholders generally, the assumption of control by a holder of a large block of Pathfinder Bancorp, Inc.’s securities, a proxy contest or the removal of incumbent management. Outstanding Equity Awards at Year-End.  There are no outstanding stock option or restricted awards as of December 31, 2009 for the Named Executive Officers.

Nominating/Governance Committee

The Nominating/Governance Committee met four times in the year ended December 31, 2009 to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2009, the Nominating/Governance Committee was comprised of directors Manwaring, Joyce, Thomas and Resnick, all of whom are “independent” pursuant to the Nasdaq listing requirements. The Nominating/Governance Committee has a charter in the form of governance guidelines which is available at our website at www.pathfinderbank.com.

Among other things, the functions of the Nominating/Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating/Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating/Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating/Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	has personal and professional ethics and integrity and whose values are compatible with ours;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our shareholders; and

•	has the capacity and desire to represent the balanced, best interest of our shareholders as a group, and not primarily a special interest group or constituency.

The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert.

The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the Company. Shareholders who are so qualified may send their recommendations to our Corporate Secretary for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for candidates for the 2011 annual meeting must be received by the Nominating/Governance Committee by June 30, 2010.

 Shareholders may submit the names of candidates to be considered by writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

•
the name and address of the shareholder as it appears on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required).

•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided).

•	a statement of the candidate’s business and educational experience.

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A.

•	a statement detailing any relationship between us and the candidate.

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors.

•	detailed information about any relationship or understanding between the proposing shareholder and the candidate and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

    The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by any other source. We have not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/Governance Committee has not received within the last year a recommended nominee from a shareholder who beneficially owned more than 5% of the Company’s common stock, or from a group of shareholders owning more than 5%  percent of the common stock.

Audit Committee

The Audit Committee consists of Directors Manwaring, Nelson, Spencer, Stemple and Joyce. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the Auditors to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. The Audit Committee met six times in 2009. Each member of the Audit Committee is “independent” as defined in the listing standards of Nasdaq and SEC Rule 10A-3. Our Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.pathfinderbank.com.

The Audit Committee maintains an understanding of our key areas of financial risk and assesses the steps management takes to minimize and manage such risks; selects and evaluates the qualifications and performance of the Auditors; ensures that the internal and external auditors maintain no relationship with management and/or us that would impede their ability to provide independent judgment; oversees the adequacy of the systems of internal control; reviews the nature and extent of any significant changes in accounting principles; and oversees that management has established and maintained processes reasonably calculated to ensure our compliance with all applicable law, regulations, corporate policies and other matters contained in our Code of Ethics which is available on our website at www.pathfinderbank.com. The Audit Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

The Board of Directors of Pathfinder Bancorp, Inc. has determined that Bruce E. Manwaring, chairman of the Audit Committee in 2007, 2008, and 2009 qualifies as an Audit Committee financial expert serving on the committee. Mr. Manwaring meets the criteria established by the Securities and Exchange Commission.

The Board of Directors has also determined that Mr. Manwaring and all of the Audit Committee members meet the definition of “Independent” as prescribed by the Nasdaq listing requirements, and are all financially literate.

Audit And Related Fees

ParenteBeard LLC billed us a total of $111,620 for the audit of our 2009 annual financial statements and for the review of the related Forms 10-Q.  During the fiscal year ended December 31, 2008, Beard Miller Company LLC, as predecessor to ParenteBeard, billed us a total of $100,095 for the audit of our 2008 annual financial statements and its review of the related Forms 10-Q.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2009 did not affect the auditors’ independence in performing their function as independent registered public accounting firm.

All Other Fees

Aggregate fees billed for non-audit and audit related fees rendered by ParenteBeard LLC during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008

Recurring and non-recurring tax services	$18,000	$18,000
Employee benefit plans audit	18,800	9,500
All other fees	-	-

Recurring and non-recurring tax services include assistance in connection with the New York State Franchise tax examination.

Policy On Audit Committee Pre-Approval Of Audit And Non-Audit Services Of The Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the non-audit fees incurred in 2009 and 2008 were, in fact, preapproved pursuant to our policy.

Audit Committee Report

In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2009;

•	Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

•
Received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the Auditors their independence; and

•	Considered the compatibility of non-audit services described above with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009. The Audit Committee appointed ParenteBeard LLC as Auditors for 2010, which appointment the shareholders will be asked to ratify at the Annual Meeting.

This report has been provided by the Audit Committee:

Messrs. Manwaring, Nelson, Spencer, Stemple and Joyce

DIRECTORS’ COMPENSATION

Each non-employee director receives an annual retainer of $9,500, a meeting fee of $500 for each Board meeting attended and $300 for each committee meeting attended.  The Board Chair receives an additional retainer of $10,000.  The Audit Committee Chairman receives an additional retainer of $5,000 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman.  Employee directors do not receive monthly meeting fees.  We paid a total of $191,000 in director fees during the year ended December 31, 2009.

Set forth below is director compensation for each of our non-employee directors for the year ended December 31, 2009.

Director Compensation
			Non-qualified
			deferred
		Fees earned	compensation	All other
		or paid in	earnings	compensation	Total
Name	Year	cash ($)	($) (1)	($) (2)	($)
Chris R. Burritt	2009	20,700	20,113	-	40,813
George P. Joyce	2009	22,200	1,311	-	23,511
Bruce E. Manwaring	2009	28,700	28,366	-	57,066
L. William Nelson, Jr.	2009	23,400	33,425	-	56,825
Janette Resnick	2009	36,400	-	-	36,400
Corte J. Spencer	2009	17,500	7,258	-	24,758
Lloyd "Buddy" Stemple	2009	19,500	911	-	20,411
Steven W. Thomas	2009	22,600	1,311	-	23,911

(1)	The non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred by each named director to the Trustee Deferred Fee Plan
(2)	No named director received perquisites and any other personal benefits that exceeded, in the aggregate, $10,000.

Director fees are reviewed annually by the Compensation Committee for recommendation to the Board of Directors.  The committee reviews relevant peer group data similar to that used in the executive compensation review.  The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct the Company.

Trustee Deferred Fee Plan.  Pathfinder Bank maintains the Trustee Deferred Fee Plan for members of the Board of Pathfinder Bank, Pathfinder Bancorp, Inc., or Pathfinder Bancorp M.H.C.  A participant in the plan is eligible to defer, on a monthly basis, the lesser of (i) $750 or (ii) 100% of the monthly fees the participant would be entitled to receive each month.  The participant’s deferred fees will be held by Pathfinder Bank in a grantor trust subject to the claims of Pathfinder Bank’s creditors in the event of Pathfinder Bank’s insolvency.

Upon the earlier of the date on which the participant’s services are terminated or the participant attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years.  In the event of a change in control of Pathfinder Bancorp, Inc. or Pathfinder Bank followed by the participant’s termination of services within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age.   Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years.  If the participant dies after commencement of payment of the deferred compensation benefit, Pathfinder Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the date of the participant’s disability.  Such benefit will commence within 30 days following the date on which the participant is determined to be disabled and will be payable in monthly installments for 10 years.  If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

SHAREHOLDER COMMUNICATIONS

The Board of Directors has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with our directors should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126 or by email to directors@pathfinderbank.com. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	Forward the communication to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

ATTENDANCE AT ANNUAL MEETINGS

The Company does not have a policy regarding the attendance of Board members at the Annual Meeting, although all are encouraged to attend.  All of the Company’s nine directors attended the 2009 Annual Meeting.

CODE OF ETHICS

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.pathfinderbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

PROPOSAL 2 - APPROVAL OF THE PATHFINDER BANCORP, INC. 2010 STOCK OPTION PLAN

General

Subject to stockholder approval at the annual meeting and approval or non-objection from the Office of Thrift Supervision, we have established the Pathfinder Bancorp, Inc. 2010 Stock Option Plan (the “Stock Option Plan”).  Under the Stock Option Plan, options to purchase up to 150,000 shares of common stock may be granted to our employees and directors.  As of March 17, 2010, the record date, the market value of our shares of common stock was $7.98 per share.  Our Board of Directors believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Pathfinder Bank and Pathfinder Bancorp, Inc. most depends.  The complete text of the Stock Option Plan is attached as Appendix A to this proxy statement.  The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

The Stock Option Plan provides for awards in the form of stock options.  Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.  The Stock Option Plan, including the awards permitted under the Stock Option Plan, and the terms and conditions of the Stock Option Plan, are subject to the approval or non-objection of the Office of Thrift Supervision.  See “Amendment and Termination” for a description of how the Stock Option Plan can be amended following stockholder approval.

The term of stock options generally will not exceed ten years from the date of grant.  Stock options granted under the Stock Option Plan may be either “Incentive Stock Options” as defined under Section 422 of the Code or stock options not intended to qualify as such (“non-qualified stock options”).  No stock option awards have been granted to date under the Stock Option Plan.

Subject to approval or non-objection from the Office of Thrift Supervision, shares issued upon the exercise of a stock option under the Stock Option Plan shall be shares previously or subsequently acquired by Pathfinder Bancorp, Inc. in open market purchases or issued from Treasury.  Any shares subject to an award that expires or is terminated unexercised will remain available for issuance under the Stock Option Plan.  Generally, at the discretion of the Board of Directors, all or any vested non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board.  No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

The Stock Option Plan will be administered by not less than [three] members of Pathfinder Bancorp, Inc.’s Compensation Committee who are “disinterested directors” (as defined in the Stock Option Plan), or the entire Board of Directors.  Pursuant to the terms of the Stock Option Plan, directors and employees of Pathfinder Bank or Pathfinder Bancorp, Inc. are eligible to participate.  As of March 17, 2010, there were eight non-employee directors eligible to participate in the Stock Option Plan.  Subject to the provisions of the Stock Option Plan, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest.  Unless otherwise determined by the Committee, the vesting amount may not be more than 20% per year.  Generally, the aggregate amount of the awards granted to all directors may not exceed 30% of the shares in the Stock Option Plan.  Subject to the terms of the Stock Option Plan, the maximum number of shares of common stock that may be subject to stock options granted to any one participant during any calendar year shall be 150,000.  The Committee may accelerate the time period for exercising options.

In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, individual performance evaluations and the value of the individual’s services to Pathfinder Bank and Pathfinder Bancorp, Inc.  The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant.  Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events).  The exercise price may be paid in cash, common stock, or via a broker-assisted “cashless exercise” (as defined in the Stock Option Plan).

Stock Options.  Incentive Stock Options can only be granted to employees of Pathfinder Bank, Pathfinder Bancorp, Inc. or an “affiliate” (i.e., a parent or subsidiary corporation of Pathfinder Bank or Pathfinder Bancorp, Inc.).  Outside directors will be granted non-qualified stock options.  No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with Pathfinder Bank and/or Pathfinder Bancorp, Inc., except as set forth below.  In the event a participant ceases to maintain continuous service with Pathfinder Bancorp, Inc. or an affiliate by reason of death, disability, following a change in control, or normal retirement, options still subject to restrictions will vest and be free of these restrictions and, except following a change in control, can be exercised for the remainder of the options’ original term.  Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Internal Revenue Code.  In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options.  The participant’s vested options will remain exercisable for up to three months.

Effect of Adjustments.  Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of Pathfinder Bancorp, Inc. without receipt of payment or consideration by Pathfinder Bancorp, Inc.

In the case of any merger, consolidation or combination of Pathfinder Bancorp, Inc. with or into another holding company or other entity, whereby holders of common stock will receive cash for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between (i) the cash payment times the number of shares of common stock subject to such options and (ii) the aggregate exercise price of all surrendered options.

Amendment and Termination.  The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan.  In addition, no amendment may (i) materially increase the benefits accruing to participants under the Stock Option Plan; (ii) materially increase the aggregate number of securities that may be issued under the Stock Option Plan, other than pursuant to corporate transactions described in the Stock Option Plan, or (iii) materially modify the requirements for participation in the Stock Option Plan, unless the amendment under (i), (ii) or (iii) above is approved by our stockholders.  However, the Committee may make any amendment to the Stock Option Plan or an award agreement to conform the Stock Option Plan or the award agreement to applicable law or regulation, to revise the Plan in response to amendments required by any bank regulatory agency, or to avoid accounting treatments that would materially affect the financial condition or results of operations of Pathfinder Bancorp, Inc.  The Stock Option Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Stock Option Plan on or after the ten-year anniversary of the effective date of the Stock Option Plan.

Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

The exercise of a stock option that is an “Incentive Stock Option” within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle Pathfinder Bancorp, Inc. to a deduction at the time of such exercise.  However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income which may, in certain situations, trigger the alternative minimum tax.  The alternative minimum tax is incurred only when it exceeds the regular income tax.  The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

We will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that we meet our federal withholding tax obligations.

The affirmative vote of (x) a majority of the shares issued and outstanding and entitled to vote, and (y) a majority of the votes cast at the annual meeting by stockholders other than by our majority stockholder, Pathfinder Bancorp, MHC is required for the approval of the Stock Option Plan.  For purposes of the vote required in clause (x) above, shares as to which the “ABSTAIN” box has been selected will be treated as votes cast and will have the same effect as a vote against ratification.  For purposes of the vote required in clause (y) above, shares as to which the “ABSTAIN” box has been selected are not considered votes cast for or against approval.  The Board of Directors unanimously recommends a vote “FOR” the approval of the 2010 Stock Option Plan.

PROPOSAL 3 - ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009, signed into law on February 17, 2009, includes a provision requiring Capital Purchase Program participants, during the period in which any obligation arising from assistance provided under the Capital Purchase Program remains outstanding, to permit a separate stockholder vote to approve the compensation of executives as disclosed pursuant to the compensation rules of the Securities and Exchange Commission.  This requirement applies to any proxy, consent, or authorization for an annual or other meeting of the participant’s stockholders.  Under this legislation, the stockholder vote is not binding on the Board of Directors of the Capital Purchase Program participant, and many not be construed as overruling any decision by the participant’s Board of Directors.

As noted previously, the Company is a participant in the CPP, therefore, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve our executive compensation policies and procedures as described above under “Compensation Committee” and tabular disclosure of entitled Summary Compensation Table in the 2010 proxy statement and related material. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse our executive pay program.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.  The Board of Directors believes our compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “For” the proposal. Stockholders are asked to approve the following resolution:

“Resolved, that the stockholders approve the overall executive pay-for-performance compensation policies and procedures employed by Pathfinder Bancorp, Inc., as described under Compensation Committee and the tabular disclosure entitled Summary Compensation Table (together with the accompanying narrative disclosure) in this Proxy Statement.”

This is an advisory vote only, and neither Pathfinder Bancorp, Inc. nor the Board of Directors will be bound to take action based upon the outcome.  The Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

In order to approve Proposal 3, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such proposal.  The Board unanimously recommends that stockholders vote “FOR” this proposal.

PROPOSAL 4 -RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has approved the engagement of ParenteBeard LLC to be our independent registered public accounting firm for 2010.  At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of ParenteBeard LLC, for the year ending December 31, 2010. A representative of ParenteBeard LLC is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

In order to ratify the selection of ParenteBeard LLC, as our independent registered public accounting firm for 2010 the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Audit Committee and the Board of Directors recommends a vote “FOR” the ratification of ParenteBeard LLC, as Auditors for 2010.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 214 West First Street, Oswego, New York 13126, no later than December 5, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

                                                                                                                                         BY ORDER OF THE BOARD OF DIRECTORS

/s/ Edward A. Mervine
                                                                                                                                         Edward A. Mervine
                                                                                                                                         Secretary
Oswego, New York
March 29, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement, [Annual Report and Form 10-K] and [Proxy Card] are available at  www.pathfinderbank.com/annual meeting.

AS IN THIS EXAMPLE
| X |
REVOCABLE PROXY
PATHFINDER BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
April 28, 2010

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”) which will be held at the Econolodge, 70 E. First Street, Oswego, New York on April 28, 2010 at 10:00 a.m., Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

1)      The election as directors of all nominees listed below (except as marked to the contrary below)

                                                         For All
                        For      Withhold      Except
                        |__|           |__|               |__|

Janette Resnick (three-year term)                                                                                                         Corte J. Spencer (three-year term)
Steven W. Thomas  (three-year term)

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

__________________________________                                                                           ___________________________

__________________________________                                                                           ___________________________

2)      The approval of the Pathfinder Bancorp, Inc. 2010 Stock Option Plan.

                        For      Against      Abstain
                        |__|          |__|               |__|

3)      The Advisory (Non-Binding) Vote on Executive Compensation.

                      For      Against      Abstain
                       |__|          |__|             |__|

4)	The ratification of the appointment of ParenteBeard LLC as independent auditors for the year ending December 31, 2010.

                      For      Against      Abstain
                      |__|          |__|              |__|

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING   |__|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.

AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE BOX BELOW.

                                DATE

SHAREHOLDER SIGN ABOVE_________CO-HOLDER (IF ANY) SIGN ABOVE

  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

PATHFINDER  BANCORP,  INC.

   Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

   The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated March 29, 2010.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each should sign.

PLEASE  COMPLETE  AND  DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID  ENVELOPE.

IF  YOUR  ADDRESS  HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW  AND  RETURN  THIS  PORTION  WITH  THE  PROXY  IN  THE  ENVELOPE PROVIDED.

----------------------------

----------------------------

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement, [Annual Report and Form 10-K] and [Proxy Card] are available at  www.pathfinderbank.com/annual meeting.

APPENDIX A

PATHFINDER BANCORP, INC.
2010 STOCK OPTION PLAN

ARTICLE 1 — GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this 2010 Stock Option Plan (this “Plan”) is to promote the long-term financial success of Pathfinder Bancorp, Inc., a federal mid-tier holding company (the “Company”), and its Subsidiaries, including Pathfinder Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to the success of the Company and the Bank and to further align their interests with those of the Company’s stockholders. The “Effective Date” of this Plan is April 28, 2010, if approved by the Company’s stockholders, and/or such later date pursuant to which the Plan may be approved by the Office of Thrift Supervision or the Office of Thrift Supervision provides its non-objection to the Plan. This Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under this Plan after the day before the ten-year anniversary of the Effective Date.

Section 1.2 Administration. This Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company or of the Company’s mutual holding company parent (the “MHC”) who is granted an award in accordance with the terms of this Plan shall be a “Participant” in this Plan. Awards under this Plan shall be limited to Employees and Directors of the Company, any Subsidiary or the MHC.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined as set forth in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1 General. Each award under this Plan shall be subject to the terms and conditions of this Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and/or as may be required by the Office of Thrift Supervision and as evidenced in the Award Agreement. Subject to the provisions of Section 2.5, an award may be granted as an alternative to or replacement of an existing award under this Plan or any other stock benefit plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the stock benefit or other compensation plan of any entity acquired by the Company or any Subsidiary.

Only stock options may be granted under this Plan.  A stock option means a grant under Section 2.2. that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the day before the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee. Unless otherwise specified in the Award Agreement or prohibited by statute, a stock option awarded to an Employee shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such stock option from ISO treatment such that it shall become a Non-Qualified Option.

Section 2.2 Stock Options. (a) Grant of Stock Options. Each stock option shall be evidenced by an Award Agreement that shall: (i) specify the number of stock options covered by the award; (ii) specify the date of grant of the stock option; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with this Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. In addition, the Committee, in its sole discretion, may condition the vesting or exercise of an award on the requirement that the Participant not compete with the Company during the period that an award is outstanding and such requirement shall be set forth in the Award Agreement executed by the Participant and an authorized officer of the Company.

(b) Terms and Conditions. A stock option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a stock option be exercised later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each stock option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; and, provided further, that the Exercise Price may be higher or lower in the case of stock options granted in replacement of existing awards held with respect to an acquired entity. The payment of the Exercise Price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise, including for this purpose, tendering shares that would be received upon exercise of the stock option, e.g., a net settlement of stock options; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof. The total number of shares that may be acquired upon the exercise of a stock option shall be rounded down to the nearest whole share.

Section 2.3 Vesting of Awards. If the right to become vested in an award under this Plan (including the right to exercise a stock option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of Service for full vesting shall be five (5) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control). Unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of Service for full vesting with respect to an award granted to Directors also shall be five (5) years (subject to acceleration in such similar events as applied to Employee Participants, and provided that Service as a director emeritus or advisory director shall constitute Service for purposes of vesting).

Section 2.4 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend this Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to this Plan or an Award Agreement pursuant to this Section 2.4 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under this Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.5 Prohibition Against Stock Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option previously granted under this Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the stock option’s in-the-money value) or replacement grants, or other means.

Section 2.6. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of award. Unless the Committee shall specifically state otherwise at the time an award is granted, all awards to an Employee or Director shall vest immediately upon such individual’s death, Disability or Retirement Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than Disability, Retirement, death or termination for Cause, stock options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and stock options may be exercised only for a period of three months following termination (or the remaining term, if less).

(b) In the event of a Termination of Service for Cause, all stock options granted to a Participant under this Plan not exercised or vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability, Retirement or death, all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, at the date of Termination of Service, and stock options may be exercised for the remaining term of the Award, provided, however, that no stock option shall be eligible for treatment as an ISO in the event such stock option is exercised more than one year following termination of employment due to Disability and, provided further, that in order to obtain ISO treatment for stock options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after termination of employment.

(d) The effect of a Change in Control on the vesting/exercisability of stock options is as set forth in Article 4.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. Subject to approval or non-objection from the Office of Thrift Supervision, the shares of Stock with respect to which awards may be made under this Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.
               (a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 150,000. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a stock option, shares of Stock covered by an award shall only be counted as used to the extent they are actually issued. Any shares of Stock related to awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, that are settled in cash in lieu of shares of Stock, or that are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares of Stock, shall be available again for grant under this Plan.

Section 3.3 Limitations on Grants to Individuals.
               (a) Stock Options. The maximum number of shares of Stock that may be subject to stock option awards under this Plan shall be 150,000, all of which may be designated as ISOs. The maximum number of shares of Stock that may be subject to stock options granted to any one Participant during any calendar year shall be 150,000.

(b) Director Awards. The maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, shall be thirty percent (30%) of all shares of Stock to be granted pursuant to Section 2.1. The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

Section 3.4 Corporate Transactions.
                     (a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under this Plan and/or under any award granted under this Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of stock options in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, and (iii) the Exercise Price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options (including, without limitation, cancellation of stock options in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of stock options using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any stock options granted under this Plan that remain outstanding shall be converted into stock options to purchase voting common equity securities of the business entity that survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding stock options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding stock options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the stock option being canceled.

 (c) The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under this Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of this Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under this Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that this Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in this Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or as to a Director, Termination of Service as a Director) following a Change in Control, all stock options then held by the Participant shall become fully exercisable and shall be exercisable for the remaining unexpired term of the award.

(b) In the event of a Change in Control, any performance measure attached to an award under this Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (i) the term “Person” shall not include (A) the MHC, the Company or any of its Subsidiaries, (B) an employee benefit plan of the Company or any of its Subsidiaries (including this Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (C) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (ii) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (iii) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities that increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a second-step conversion of the MHC, unless otherwise provided in the Award Agreement. In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1 Administration. This Plan shall be administered by the Committee, which shall be comprised of the members of the Compensation Committee of the Board of Directors of the Company, and which shall also be comprised of not less than three Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer awards that are made to Participants who at the time of consideration for such award (i) are persons subject to Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under this Plan with the same force and effect under this Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of this Plan shall be subject to the following:

(a) Subject to the provisions of this Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6), to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b) The Committee will have the authority and discretion to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make all other determinations that may be necessary or advisable for the administration of this Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of this Plan by the Committee and any decision made by it under this Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of this Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or this Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under this Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under this Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegatees shall be treated hereunder as acts of the Committee and such delegatees shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee such data and information as the Committee determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under this Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of this Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate this Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.4, Section 3.4 and Section 6.2) may cause the award to violate Code Section 409A or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted under this Plan prior to the date such amendment is adopted by the Board; provided, however that, no amendment may (a) materially increase the benefits accruing to Participants under this Plan; (b) materially increase the aggregate number of securities that may be issued under this Plan, other than pursuant to Section 3.4; or (c) materially modify the requirements for participation in this Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

                Section 6.2 Amendment to Conform to Law, Accounting Changes and Bank Regulation. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming this Plan or the Award Agreement to any present or future law or regulation relating to plans of this or similar nature (including, but not limited to, Code Section 409A), (ii) revising this Plan in response to amendments required by any bank regulatory agency, or (iii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of this Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.4 to any award granted under this Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1 No Implied Rights.
                (a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in this Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property that the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under this Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under this Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in this Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. This Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in this Plan, no award under this Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under this Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the stock option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this sub-section (iii), the stock option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Non-Qualified Options under this Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each award granted under this Plan shall be evidenced by an Award Agreement signed by the Participant to whom the award was granted. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under this Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of this Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under this Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of shares of Stock subject to the stock option (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (i) the total minimum amount of required tax withholding divided by (ii) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Statement of Financial Accounting Standards 123(R), “Share-Based Payment,” is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to this Plan or any award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. This Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Oswego County, New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of this Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under this Plan, agrees to submit himself, and any such legal action as he shall bring under this Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as otherwise set forth in a Qualified Retirement Plan, awards to a Participant (including the grant and the receipt of benefits) under this Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in this Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, electronic mail or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, three (3) days after deposit in the U.S. mail; or

(c) in the case of facsimile or electronic mail, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17 Forfeiture Events.
                (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve (12)-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee in its sole and exclusive discretion may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an award under this Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company. Notwithstanding the foregoing, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.

(e) “Change in Control” has the meaning ascribed to it in Section 4.2.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Committee” means the Committee acting under Article 5.

(i) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee prior to the vesting date of an award, as the Committee may determine in its sole discretion.

                (j) “Director” means a member of the Board of Directors of the Company or a Subsidiary, and also includes advisory directors and directors emeritus.

(k) “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Notwithstanding the foregoing, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l) “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary, (ii) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (iii) has not been an officer of the Company, (iv) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(m) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under this Plan.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o) “Excluded Transaction” means (i) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (ii) a second-step conversion of the MHC.

(p) “Exercise Price” means the price established with respect to a stock option pursuant to Section 2.2.

(q) “Fair Market Value” means, with respect to a share of Stock on a specified date:
                                (i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

 (ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirement of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a stock option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(r) Following a Change in Control, a termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (i) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (ii) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (iii) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (iv) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (v) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (vi) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(s) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(t) “Incumbent Directors” means:
                                     (i) the individuals who, on the date hereof, constitute the Board; and

    (ii) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (A) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (B) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(u) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(v) “ISO” has the meaning ascribed to it in Section 2.1(a).

(w) “MHC” means Pathfinder Bancorp, MHC.

(x) “Non-Qualified Option” means the right to purchase shares of stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee who is either not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y) “Participant” means any individual who has received, and currently holds, an outstanding award under this Plan.

(z) “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

                                     (i)   attainment of age 65; or

     (ii)  attainment of age 55 with 15 years of Service; or

(iii)	with respect to a Director only, the attainment of age 60 with 10 continuous Years of Service.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(aa) “SEC” means the Securities and Exchange Commission.

(bb) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(cc) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(dd) “Stock” means the common stock of the Company, $0.10 par value per share.

(ee) “Subsidiary” means any corporation, affiliate, bank or other entity that would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or interests in the profits.

(ff) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
                                (i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six (6) month period. For purposes of this sub-section (hh), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1). The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed ninety (90) day as, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (hh),the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any award under this Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” within the meaning of Code Section 409A shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will not exceed 49% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(gg) “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(hh) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Standard Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles (GAAP).